CommunityOne Bancorp Fourth Quarter 2015 Earnings Presentation January 29, 2016

Presenters Bob Reid President / Chief Executive Officer David Nielsen Chief Financial Officer Neil Machovec Chief Credit Officer 2

Forward Looking Statements & Other Information 3 Forward Looking Statements This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws. These statements generally relate to COB’s financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those risks described in COB’s Annual Report on Form 10-K for the year ended December 31, 2014 under the section entitled “Item 1A, Risk Factors,” and in the Quarterly Reports of Form 10-Q and other reports that are filed by COB with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation. Actual results may differ materially from those expressed in or implied by any forward looking statements contained in this presentation. We assume no duty to revise or update any forward-looking statements, except as required by applicable law. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), COB management uses and this presentation contains or references, certain non-GAAP financial measures. COB believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry; however, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in COB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in COB’s Quarterly Reports on Form 10-Q. A reconciliation of non-GAAP measures to the most directly comparable GAAP measure is included within tables in the presentation or within the appendix to this presentation.

Quarterly Operating Highlights  Core net income of $2.7 million ($0.11 per share) up 16% over 4Q 2014 – Net income of $0.4 million, $0.01 per share – Non-core expenses: $2.0 million from pending Capital Bank Financial merger and $1.1 million from accelerated vesting of restricted stock awards to certain executive officers  6% annualized loan growth – Portfolio grew $21.3 million – Loan to deposit ratio of 79%  Annualized deposit growth of 11% – Noninterest-bearing deposits grew at 29% annualized rate  Continued positive credit trends – NPA’s fell to 1.5% of assets  Net interest income grew 4% over 4Q 2014 on loan growth and asset mix – 3.29% NIM, down 20 bps from 4Q 2014 on loan yield compression  Core NII grew 15% from 4Q 2014 on 82% mortgage and SBA growth and 13% total service charges growth  NIE fell 9% from 4Q 2014; 3.03% PCNR NIE to average assets in 4Q 4 Quarterly Performance Metrics Dollars in thousands except per share data 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Net income per share - diluted 6.62$ 0.10$ 0.10$ 0.06$ 0.01$ Core net income per share - diluted 1 0.11$ 0.10$ 0.10$ 0.12$ 0.11$ Return on average assets 28.10% 0.46% 0.45% 0.26% 0.06% Core return on average assets 1 0.45% 0.46% 0.45% 0.50% 0.45% Return on average equity 577.0% 3.8% 3.7% 2.2% 0.5% Net interest margin 3.49% 3.54% 3.43% 3.37% 3.29% PCNR noninterest expense to average assets 1 3.55% 3.15% 3.03% 2.92% 3.03% Loans held for investment 1,357,788$ 1,395,911$ 1,445,853$ 1,522,455$ 1,543,795$ Deposits 1,794,420 1,807,472 1,855,638 1,896,879 1,947,537 NPA's to total assets 2.1% 1.9% 1.7% 1.6% 1.5% Loans to deposits 76% 77% 78% 80% 79% Tier 1 Leverage 9.78% 8.47% 8.50% 8.43% 8.19% Tier 1 Common Equity N/A 11.86% 11.85% 11.64% 11.20% Tangible book value to tangible assets 1 11.7% 11.8% 11.4% 11.3% 11.0% 1 Non-GAAP measure. See appendix for reconciliation to GAAP presentation. Quarterly R sults Results of Operations Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Net interest income 16,721$ 16,774$ 16,827$ 17,310$ 17,464$ covery of provision 1,323 1,137 788 64 992 Noninterest income 4,543 4,034 4,153 5,000 4,983 Noninterest expense 20,446 18,008 17,827 17,427 22,226 Net income b fore tax 2,141 ,937 ,941 4, 47 1,212 Income tax benefit (exp se) 142 475 (1,4 8) (1,418) (3, 30) (857) Net income 144,616 2,519 2,523 1,517 356 Core net income 1 2,336 2,519 2,523 2,922 2,719 1 Non-GAAP measure. See appendix for reconciliation to GAAP presentation.

Annual Operating Highlights  Core net income of $10.7 million ($0.44 per share) up 43% over 2014 – Net income of $6.9 million, $0.29 per share – Net income before tax of $14.0 million, up 76% over 2014 – Non-core items detailed in appendix  14% loan growth in 2015 – Portfolio grew $186.0 million – Loan to deposit ratio grew to 79%  9% deposit growth in 2015 – Noninterest-bearing deposits grew 19%  Continued positive credit trends – NPA’s fell to 1.5% of assets  Net interest income grew 7% – 3.40% NIM, down 3 bps from 2014  Core NII grew $1.5 million, or 9% on strong mortgage, SBA and service charge growth  NIE fell $3.0 million, or 4% from 2014 – PCNR NIE to average assets fell to 3.03% in 2015 from 3.54% in 2014 – FTE reduced by 3% 5 Annual Results Results of Operations Dollars in thousands 2013 2014 2015 Net interest income 64,433$ 63,766$ 68,375$ Recovery of provision (provision) for loan losses (523) 5,371 2,981 Noninterest income 20,414 17,364 18,170 Noninterest expense 84,481 78,535 75,488 Net income (loss) before tax (157) 7,966 14,038 Income tax benefit (expense) (1,326) 142,492 (7,124) Net income (loss) (1,483) 150,458 6,914 Core net income 1 920$ 7,469$ 10,682$ 1 Non-GAAP measure. See Appendix for reconciliation to GAAP presentation. Annual Performance Metrics Dollars in thousands except per share data 2013 2014 2015 Net income per share - diluted (0.07)$ 6.89$ 0.29$ Core net income per share - diluted 1 0.04 0.34 0.44 turn on average assets (0.07%) 7.50% 0.30% Core return on average assets 1 0.04% 0.37% 0.47% Return on average equity (1.7%) 165.1% 2.5% et i t r t margin 3. 4% 3.43% 3.40% PCNR noninterest expense to average assets 1 3.50% 3. 4% 3.03% Loans held for investment 1,212,248$ 1,357,788$ 1,543,795$ D posits 1,748 705 1,794 20 1,947 537 NPA's to total assets 3.2% 2.1% 1.5% Loans to deposits 69% 76% 79% Tier 1 Leverage 5.96% 9.78% 8.19% Tier 1 Common Equity N/A N/A 11.20% Tangible book value to tangible assets 1 3.5% 11.7% 11.0% 1 Non-GAAP measure. See Appendix for reconciliation to GAAP presentation.

 Strong 14% loan growth and 8% asset growth in 2015 – Beat 2015 loan growth goal of 10-12% – Organic loan growth even higher at 19% – Average earning assets grew 11% and asset mix improved with 73% of earning assets in loans, up from 71% in 2014 – Loans to deposits ratio of 79% just trailed year end goal of 80-85%  Asset growth  Strong core deposit growth beat 2015 goal – Low cost core deposits grew 10% and total deposits grew 9% – Noninterest-bearing deposits grew 19%, or $62.6 million, on continued robust commercial relationship acquisition and treasury management product sales  Core deposit growth  Entered into a definitive merger agreement with Capital Bank Financial in November.  Explore M&A opportunities  NIE was reduced by 4% from 2014 – PCNR NIE to average assets ratio was 3.03%, beating 3.10% 2015 goal – 4Q 2015 included $2.0 in merger expenses and $1.1 million in RSA acceleration expenses, both nonrecurring  Monetize expense efforts Recap on 2015 Goals  Core noninterest income grew over 9% year over year, in line with our 2015 goal of 10-12% growth – Accelerating trend with 4Q 2015 growth of 15% vs 4Q 2014 – Mortgage and SBA loan income up 81% over 2014 on 72% increase in mortgage loan origination and $6.5 million in SBA loan origination – Total service charges grew 5% year over year as a result of several fee initiatives and increased overdraft activity levels  Enhanced fee income 6

Capital Bank Financial Merger

Transaction	Definitive merger agreement between CommunityOne Bancorp and Capital Bank Financial Corp executed November 22, 2015 Bob Reid and Scott Kauffman to join Capital Bank board
Strategic Rationale	Create enhanced scale in fast growing NC markets of Charlotte, Raleigh and Greensboro – Pro forma 105 combined branches and $4.0 billion in deposits in the Carolinas [1] Pro forma company with $9.6 billion in assets positioned in Southeastern growth markets in the Carolinas and Florida Pro forma company well capitalized and positioned for additional growth
Terms	CommunityOne shareholders may elect to receive either $14.25 per share in cash or 0.430 of a Capital Bank share for each CommunityOne share, subject to proration such that total consideration is 85% stock and 15% cash Announcement date transaction value of approximately $350 million [2]
Approvals and Timing	CommunityOne and Capital Bank Financial shareholder approval Customary regulatory approvals Expected to close late 1Q or early 2Q 2016

[1] Based on September 30, 2015 reported results

[2] Based on Capital Bank Financial Corp November 20, 2015 closing price of $33.59

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CommunityOne

Net Interest Income Growth  Net interest income increased $0.7 million (4%) from 4Q 2014, and $0.2 million from 3Q 2015  Earning assets levels and mix improved from 4Q 2014, partially offsetting yield declines – Average earning assets grew $209.6 million (11%) – Average loans increased $203.4 million (15%)  Net interest margin was 3.29%, down 20 bps from 4Q 2014, and 8 bps from 3Q 2015 – Loan yields fell 43 bps from a year ago from lower rates and fixed/variable mix – Securities yield fell 16 basis points from 4Q 14 to 2.42% – Non cash accretion on PI loans was $0.5 million in 4Q 2015, $0.7 million in 4Q 2014, and $0.5 million in 3Q 2015  Cost of interest bearing deposits rose 2 bps to 48 bps on promotional activity, but the cost of all deposit funding of 39 bps was unchanged from 4Q 2014 8 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Yield on Loans Yield on Investment Securities 0.0% 1.0% 2.0% 3.0% 4.0% 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Cost of Interest Bearing Deposits N t Interest Margin Quarterly Loan and Securities YieldsQuarterly Margin and Cost of Deposits Quarterly Results Average Balances, Yields and Net Interest Margin Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Average loans (includes loans held for sale) 1,340,874$ 1,378,834$ 1,410,808$ 1,483,171$ 1,544,258$ Average yield 4.70% 4.67% 4.56% 4.39% 4.27% Average loans and securities 1,839,709 1,886,599 1,934,020 2,015,711 2,086,390 Average earning assets 1,900,647 1,922,497 1,967,230 2,038,206 2,110,211 Average yield 4.03% 4.07% 3.94% 3.86% 3.79% Average interest bearing liabilities 1,600,583 1,597,737 1,612,211 1,676,075 1,724,155 Average rate 0.63% 0.63% 0.62% 0.60% 0.61% Average cost of interest bearing deposits 0.47% 0.48% 0.48% 0.46% 0.48% Net interest margin 3.49% 3.54% 3.43% 3.37% 3.29% Net interest rate spread 3.39% 3.44% 3.32% 3.27% 3.17% Net interest income 16,721$ 16,774$ 16,827$ 17,310$ 17,464$

Noninterest Income Growth  Core noninterest income was $5.0 million in 4Q 2015 – Increased 15%, or $0.7 million, from 4Q 2014  Mortgage and SBA income increased $0.2 million, or 82%, from 4Q 2014 on 55% increase in loans originated for sale – Total origination volume of $66.6 million, up 68% from 4Q 2014 – SBA origination was $5.3 million in 4Q 2014  Total service charges and other fee income increased $0.2 million (13%) from 4Q 2014 on fee and overdraft protection initiatives  Cardholder and merchant services income increased 7% from 4Q 2014, on product sales and activity volume  Wealth business fee income rose 6% from 4Q 2014, on increased assets AUM, increased investment sales activity and improved fee splits with vendors 9 2,040 1,872 1,950 2,293 2,475 241 465 314 381 439 1,298 1,125 1,218 1,253 1,385 394 322 403 376 416 350 250 268 381 268 $4,323 $4,034 $4,153 $4,684 $4,983 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Service charges and other fee income Mortgage loan income Cardholder and merchant services income Trust and investment services Bank-owned life insurance Total PCNR 1 Noninterest Income Trend 1 Non-GAAP measure. See table below for reconciliation to GAAP presentation. Quarterly Results Noninterest Income Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Total noninterest income 4,543$ 4,034$ 4,153$ 5,000$ 4,983$ Less: Securities gains, net 220 - - - - Bargain purchase gain - - - 316 - Core noninterest income 1 4,323$ 4,034$ 4,153$ 4,684$ 4,983$ 1 Non-GAAP measure. Reconciliation to GAAP presentation included in this table.

568 571 553 551 554 520 540 560 580 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 $12,000 $14,000 $16,000 $18,000 $20,000 4Q 2014 1 2015 2 2015 3Q 2015 4Q 2015 Noninterest Expense  NIE was $1.8 million higher (9%) than 4Q 2014 – Merger expenses of $2.0 million and RSA acceleration expenses of $1.1 million, offset by $1.6 million in branch closure costs in 4Q 2014 – Combined OREO and collection expenses were $0.3 million higher – Personnel expenses increased for year-end bonus accruals and payroll taxes – Reduced branch costs partially offset by CertusBank branch expenses  Excluding credit and nonrecurring, PCNR NIE fell $0.1 million from 4Q 2014  Average FTE was 554 in Q4, down 14 (3%) from a year ago 10 5 Quarter PCNR NIE Trend 15 Quarter FTE Trend Quarterly Results Noninterest Expense Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Personnel expense 10,717$ 10,594$ 10,462$ 9,984$ 12,767$ Net occupancy expense 1,526 1,469 1,211 1,591 1,409 Furniture, equipment and data processing expense 2,078 1,989 1,875 2,113 2,017 Professional fees 671 539 528 572 489 Stationery, printing and supplies 162 176 141 144 157 Advertising and marketing 274 186 134 114 112 Other real estate owned expense (recovery) 572 360 506 556 889 Credit/debit card expense 568 543 498 558 449 FDIC insurance 422 453 456 413 427 Loan collection expense 170 300 313 (76) 132 Merger-related expense - - - - 1,986 Core deposit intangible amortization 351 352 352 370 371 Other expense 2,935 1,047 1,351 1,088 1,021 Total noninterest expense 20,446$ 18,008$ 17,827$ 17,427$ 22,226$ Core noninterest expense 1 18,880 18,008 17,827 17,427 19,098 PCNR noninterest expense 1 18,138 17,348 17,008 16,947 18,077 Average Quarterly FTE Employees 568 571 553 551 554 1 Non-GAAP measure. See appendix for reconciliation to GAAP presentation.

4% 2% 1% 1% 2% 22% 23% 23% 22% 22% 60% 62% 62% 64% 64% 6% 7% 6% 6% 6% 7% 6% 6% 6% 6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Cash and bank balances Investment securities Loans Other assets Deferred tax asset, net Balance Sheet Growth  Total assets increased $181.8 million from a year ago, an 8% growth rate – Loans held for investment increased $186.0 million – Average loans were 73% of average earning assets, up from 71% a year ago  Investment portfolio grew by $45.9 million year over year  Growth in other assets primarily from required Federal Reserve stock purchases  Borrowings increased $23.7 million from 4Q 2014, predominantly short term FHLB borrowings 11 Quarterly Balance Sheet Composition Quarterly Balance Sheet Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Cash and interest bearing bank balances 95,882$ 47,933$ 30,986$ 28,006$ 39,175$ Investment securities 492,501 508,401 538,015 528,599 538,401 Loans and loans held for sale, net 1,340,239 1,384,474 1,430,631 1,509,356 1,534,003 Other real estate owned 20,411 21,040 19,955 19,166 16,583 Intangible assets 9,886 9,705 9,598 9,648 9,413 Deferred tax asset, net 146,432 144,223 145,229 139,917 141,716 Other assets 110,163 116,158 118,973 118,602 117,974 Total assets 2,215,514$ 2,231,934$ 2,293,387$ 2,353,294$ 2,397,265$ Deposits 1,794,420$ 1,807,472$ 1,855,638$ 1,896,879$ 1,947,537$ Borrowings 139,350 138,118 154,211 169,095 163,017 Other liabilities 14,828 15,392 13,752 12,680 13,673 Equity 266,916 270,952 269,786 274,640 273,038 Total liabilities and equity 2,215,514$ 2,231,934$ 2,293,387$ 2,353,294$ 2,397,265$

Strong Loan Growth in Key Core Markets 12  Four metro markets represent 75% of our organic loan portfolio, up from 72% a year ago  Experienced and growing origination teams in key growth markets driving strong year over year loan portfolio growth rates – Charlotte – 30% growth – Raleigh – 109% growth – Greensboro/Winston- Salem – 17% growth – Strong growth (7%) also continues in non-metro markets from share gains  Full range of lending products – Commercial, SBA, Treasury, Consumer, Auto, Mortgage, Wealth – Commercial Real Estate including Builder Finance Organic Loan Portfolio and YoY Growth Rates by MSA 30% Growth 109% Growth (1)% Growth 17% Growth 7% Growth $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 Charlotte MSA Raleigh / Durham MSA Hickory MSA Greensboro / WS MSA Non Metro MSAs

Accelerated Loan Growth Continues  Total loans held for investment grew $186.0 million in 2015; growth rate of 14% – All lines of business grew loans during the year  Organic loans (excluding purchased residential loans) grew $223.2 million; 19% growth rate  Total pass rated loans grew by $221.7 million; growth rate of 18%  Non-pass rated loans fell by $35.7 million, or 35%  Loan portfolio composition balanced between consumer and commercial exposure 13 1,357,788 1,395,911 1,445,853 1,522,455 1,543,795 $ $400,000 $800,000 $1,200,000 $1,600,000 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Commercial RE Construction Consumer/HELOC 1-4 Family Residential Purchased Residential Non pass loans Total Loans Quarterly Loan Portfolio Mix Loan Portfolio Growth Rates By Category Dollars in thousands 4Q 2014 3Q 2015 4Q 2015 $ % Commercial and Commercial Real Estate 467,432$ 601,379$ 599,430$ 131,998$ 28% RE Construction 68,995 79,145 100,252 31,257 45% Consumer/HELOC 217,258 245,292 251,655 34,397 16% 1-4 Family Residential 291,712 342,043 352,956 61,244 21% Pass Rated Organic Loans 1,045,397 1,267,859 1,304,293 258,896 25% Purcha ed Resi Mortgage Loans 209,277 179,464 172,092 (37,185) (18%) Non Pass Rated Organic Loans 103,113 75,132 67,409 (35,704) (35%) Total Loans 1,357,788$ 1,522,455$ 1,543,795$ 186,007$ 14% Total Organic Loans 1,148,511$ 1,342,991$ 1,371,703$ 223,192$ 19% Total Pass Rated Loans 1,254,675 1,447,323 1,476,386 221,711 18% 2015 Growth

Strong Core Deposit Growth

- Deposits increased by $153.1 million, or 9%, in 2015 and mix was stable
- Core deposits (total deposits less brokered and time deposits > $100,000) grew $112.3 million, or 8%, in 2015
  - Core deposits were 82% of total deposits at year end
- Low cost core deposits (excludes all brokered and time deposits) grew 10%
- Noninterest-bearing deposits increased $62.6 million, a 19% growth rate
  - Driven by commercial relationship acquisition and improved treasury management product set
- Average deposits per branch has grown 21% since 4Q 2014 to $43.3 million per branch

Quarterly Deposits

Dollars in thousands	4Q 2014	1Q 2015	2Q 2015	3Q 2015	4Q 2015
Noninterest-bearing demand	$ 323,776	$ 337,417	$ 352,033	$ 359,969	$ 386,329
Interest-bearing demand	358,162	364,196	363,998	376,962	366,493
Savings	86,686	89,919	92,057	92,415	95,081
Money market	437,484	426,606	433,648	426,464	478,304
Brokered	38,378	37,433	37,054	55,764	55,764
Time deposits < $100,000	285,989	277,928	290,516	286,853	278,239
Time deposits > $100,000	263,945	273,973	286,332	298,452	287,327
Total deposits	**$ 1,794,420**	**$ 1,807,472**	**$ 1,855,638**	**$ 1,896,879**	**$ 1,947,537**
Total time deposits	$ 588,312	$ 589,334	$ 613,902	$ 641,069	$ 621,330
Low cost core deposits	1,206,108	1,218,138	1,241,736	1,255,810	1,326,207
Core deposits	1,492,097	1,496,066	1,532,252	1,542,663	1,604,446
Low cost core mix	67%	67%	67%	66%	68%
Core deposit mix	83%	83%	83%	81%	82%
Deposits per branch	$ 35,888	$ 41,079	$ 41,236	$ 42,153	$ 43,279

Quarterly Deposit Mix



Non Core
Core
2%
15%
16%
24%
5%
20%
18%
2%
15%
15%
24%
5%
20%
19%
2%
15%
16%
23%
5%
20%
19%
3%
16%
15%
22%
5%
20%
19%
3%
15%
14%
25%
5%
19%
20%
4Q 2014
1Q 2015
2Q 2015
3Q 2015
4Q 2015
Noninterest-bearing demand
Interest-bearing demand
Savings
Money market
Time deposits < $100,000
Time deposits > $100,000
Brokered

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$25 $20 $20 $18 $19 $20 $21 $20 $19 $16 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 M ill io ns o f D ol la rs Nonperforming loans OREO and foreclosed assets $40 $35 $26 $25 $19 $63 $55 $53 $50 $51 $0 $20 $40 $60 $80 $100 $120 4Q 2014 1 2015 2 2 3 4 M ill io ns o f D ol la rs Special Menti Loans Classified Loa s Credit Risk Well Managed 15 32% decline 23% decline  Continued asset quality improvement in 2015 – Classified loans fell by $12.6 million (20%) – Nonperforming loans reduced to 1.2% of total loans, from 1.9% a year ago – NPA’s reduced to 1.5% of assets  The ALL has been reduced to $15.2 million from $20.3 million a year ago, reflecting the improved asset quality and continued low annualized charge-off rates  ALL is 0.98% of loans held for investment  $1.0 million in net charge-offs in 4Q 2015 – C&I and construction- $0.4 million net recovery – Consumer & mortgage - $1.4 million net charge-off – 2015 net charge-off of 15 bps  Classified Asset Ratio improved to 31% Quarterly Asset Quality Trends Criticized LoansNonperforming Assets Quarterly Asset Quality Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Allowance for loan losses (ALL) 20,345$ 19,008$ 17,989$ 17,188$ 15,195$ Nonperforming loans to total loans 1.9% 1.5% 1.4% 1.2% 1.2% Nonperforming assets to total assets 2.1% 1.9% 1.7% 1.6% 1.5% Annualized net charge-offs (recoveries) to avg. loans (0.04%) 0.06% 0.07% 0.20% 0.26% Allowance for loan loss to total loans 1.50% 1.36% 1.24% 1.13% 0.98% Classified assets to Tier 1 + ALL 41% 39% 36% 34% 33%

Nonperforming Assets and Allowance

- Originated loans of $1.44 billion with ALL of $12.2 million (0.85%) at 4Q 2015
- Granite PI loans of $87.6 million with $2.8 million ALL (3.15%) at 4Q 2015
- Granite PC loans of $18.2 million with ALL of $0.2 million (1.31%) at 4Q 2015
- Non-performing assets fell by $2.1 million (6%) during the quarter, and $10.3 million (23%) since 4Q 2014
- Nonperforming loans fell by $6.5 million (26%) in 2015
- OREO and other foreclosed assets decreased by $2.6 million (13%) in 4Q and decreased by $3.8 million (19%) since year end 2014
- At the end of 2015, $2.0 million of OREO (12%) was under contract for sale

Quarterly Loan Portfolio and ALL

	4Q 2014	1Q 2015	2Q 2015	3Q 2015	4Q 2015
Originated loans	$1,208,998	$1,264,212	$1,322,146	$1,409,030	$1,438,078
Granite purchased impaired (PI) loans	122,842	109,262	102,114	92,677	87,563
Granite purchased contractual (PC) loans	25,948	22,437	21,593	20,749	18,154
Total loans	**$1,357,788**	**$1,395,911**	**$1,445,853**	**$1,522,455**	**$1,543,795**
Originated loan ALL	$ (16,729)	$ (15,390)	$ (14,463)	$ (13,705)	$ (12,203)
Granite PI loan ALL	(3,237)	(3,194)	(3,181)	(3,190)	(2,754)
Granite PC loan ALL	(379)	(424)	(345)	(293)	(238)
Total ALL	**$ (20,345)**	**$ (19,008)**	**$ (17,989)**	**$ (17,188)**	**$ (15,195)**
Originated loan ALL / Originated loans	(1.38%)	(1.22%)	(1.09%)	(0.97%)	(0.85%)
Granite PI ALL / Granite PI loans	(2.64%)	(2.92%)	(3.12%)	(3.44%)	(3.15%)
Granite PC ALL / Granite PC loans	(1.46%)	(1.89%)	(1.60%)	(1.41%)	(1.31%)
Total ALL	**1.50%**	**1.36%**	**1.24%**	**1.13%**	**0.98%**

Nonperforming Loans and OREO

Dollars in thousands	4Q 2014	1Q 2015	2Q 2015	3Q 2015	4Q 2015
Commercial and agricultural	$ 608	$ 515	$ 469	$ 429	$ 1,054
Real estate - construction	2,307	1,022	799	488	110
Real estate - mortgage:					
1-4 family residential	8,637	8,856	9,383	9,370	9,923
Commercial	13,386	9,410	8,379	7,575	7,209
Consumer	355	452	553	535	538
Total nonperforming loans	**25,293**	**20,255**	**19,583**	**18,396**	**18,834**
OREO and other foreclosed assets	20,411	21,040	19,955	19,166	16,583
Total nonperforming assets	**$ 45,704**	**$ 41,295**	**$ 39,538**	**$ 37,562**	**$ 35,417**
NPL / Total Loans Held For Investment	1.9%	1.5%	1.4%	1.2%	1.2%

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Appendix 17

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 18 Reconciliation of Non-GAAP Measures Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Net income before tax 2,141$ 3,937$ 3,941$ 4,947$ 1,212$ Less nonrecurring items: Securities gains, net 220 - - - - (1,566) - - - - RSA acceleration - - - - (1,142) Merger-related expense - - - - (1,986) Bargain purchase gain - - - 316 - Total nonrecurring items (1,346) - - 316 (3,128) 3,487$ 3,937$ 3,941$ 4,631$ 4,340$ Income tax expense (benefit) (142,475)$ 1,418$ 1,418$ 3,430$ 857$ Less: Tax effect of nonrecurring items 1 (444) - - 114 (765) DTA valuation allowance release and revaluation (142,475) - - 1,607 - Income tax at effective rate 2 (707) - - - - 1,151 1,418 1,418 1,709 1,622 2,336$ 2,519$ 2,523$ 2,922$ 2,719$ 1 Tax effected at an income tax rate of 33% in 2014 and 36% in 2015. Nonrecurring items in 4Q 2015 include $1.0 mm of nondeductible expenses. 2 Effective income tax expense at 33% in 2014. During 2014 income tax expense w as offset by DTA valuation allow ance Core net income (Non-GAAP) Core net income before tax (Non-GAAP) Branch closure and restructuring expenses Core income tax expense (Non-GAAP)

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 19 Reconciliation of Non-GAAP Measures Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Book Value (Shareholders' equity) 266,916$ 270,952$ 269,786$ 274,640$ 273,038$ Less: Goodwill (4,205) (4,205) (4,205) (4,205) (4,205) Core deposit and other intangibles (5,681) (5,500) (5,393) (5,443) (5,208) 257,030$ 261,247$ 260,188$ 264,992$ 263,625$ Tangible book value (Tangible shareholders' equity) (Non-GAAP) Reconciliation of Non-GAAP Measures Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 2,215,514$ 2,231,934$ 2,293,387$ 2,353,294$ 2,397,265$ Less: Goodwill (4,205) (4,205) (4,205) (4,205) (4,205) Core deposit and other intangibles (5,681) (5,500) (5,393) (5,443) (5,208) 2,205,628$ 2,222,229$ 2,283,789$ 2,343,646$ 2,387,852$ Total Assets Tangible Assets (Non-GAAP) Reconciliation of Non-GAAP Measures Dollars in thousands 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Total noninterest expense 20,446$ 18,008$ 17,827$ 17,427$ 22,226$ Less nonrecurring: Branch closure and restructuring expenses 1,566 - - - - RSA acceleration - - - - 1,142 Merger-related expense - - - - 1,986 Core noninterest expense (Non-GAAP) 18,880$ 18,008$ 17,827$ 17,427$ 19,098$ Less credit related items: Other real estate owned expense 572 360 506 556 889 Loan collection expense 170 300 313 (76) 132 PCNR noninterest expense (Non-GAAP) 18,138 17,348 17,008 16,9 7 18, 77

Non-GAAP Measures

- Reconciliation of non-GAAP measures to the most directly comparable GAAP measure

Reconciliation of Non-GAAP Measures - Full Year

Dollars in thousands	2013	2014	2015
Net income (loss) before tax	$ (157)	$ 7,966	$ 14,038
Less nonrecurring items:			
Securities gains, net	2,772	974	-
Branch closure and restructuring expenses	(675)	(1,756)	-
CEO severance expense	-	(2,060)	-
Bargain purchase gain	-	-	316
US Treasury sale expenses	-	(409)	-
Rebranding expense	(616)	-	-
Mortgage and litigation recovery	487	68	-
Merger-related expense	(3,498)	-	(1,986)
RSA acceleration	-	-	(1,142)
Total nonrecurring items	(1,530)	(3,183)	(2,812)
Core net income before tax (Non-GAAP)	$ 1,373	$ 11,149	$ 16,850
Income tax expense (benefit)	$ 1,326	$ (142,492)	$ 7,124
Less:			
Tax effect of nonrecurring items [1]	(505)	(1,051)	(651)
DTA valuation allowance release and revaluation	1,326	(142,492)	1,607
Income tax on recurring earnings [2]	52	(2,629)	-
Core income tax expense (Non-GAAP)	453	3,680	6,168
Core net income (Non-GAAP)	$ 920	$ 7,469	$ 10,682

[1] Tax effected at an income tax rate of 33% in 2013 & 2014, and 36% in 2015. Nonrecurring items in 2015 includes $1.0mm in nondeductible expenses.

[2] Effective income tax expense at 33% in 2013 and 2014. During 2013 and 2014 income tax expense was offset by DTA valuation allowance

20

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Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 21 Reconciliation of Non-GAAP Measures Dollars in thousands 2013 2014 2015 Total noninterest expense 84,481$ 78,535$ 75,488$ Less nonrecurring: Branch closure and restructuring expenses 675 1,756 - CEO severance expense - 2,060 - US Treasury sale expenses - 409 - Rebranding expense 616 - - Mortgage and litigation recovery (487) (68) - RSA acceleration - - 1,142 Merger-related expense 3,498 - 1,986 Core noninterest expense (Non-GAAP) 80,179$ 74,378$ 72,360$ Less credit related items: Other real estate owned expense 4,138 1,758 2,311 Loan collection expense 4,333 1,576 669 PCNR noninterest expense (Non-GAAP) 71,708$ 71,044$ 69,380$ Noninterest Income Dollars i thousands 20 3 20 4 2015 Total noninterest income 20,414$ 17,364$ 18,170$ Less: Bargain purchase gain - - 316 Securities gains, net 2,772 974 - Core noninterest income 17,642$ 16,390$ 17,854$

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 22 Reconciliation of Non-GAAP Measures Dollars in thousands 2013 2014 2015 1,985,032$ 2,215,514$ 2,397,265$ Less: Goodwill (4,205) (4,205) (4,205) Core deposit and other intangibles (6,914) (5,681) (5,208) 1,973,913$ 2,205,628$ 2,387,852$ Tangible Assets (Non-GAAP) Total Assets Reconciliation of Non-GAAP Measures Dollars in thousands 2013 2014 2015 Book Value (Shareholders' equity) 80,361$ 266,916$ 273,038$ Less: Goodwill (4,205) (4,205) (4,205) Core deposit and other intangibles (6,914) (5,681) (5,208) 69,242$ 257,030$ 263,625$ Tangible book value (Tangible hareholders' equity) (Non-GAAP)